                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 23, 2001

                             NABORS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        1-9245                  930711613
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


515 West Greens Road, Suite 1200
         Houston, Texas                                             77067
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code   (281) 874-0035

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS.

              On October 23, 2001, Nabors Industries, Inc. issued a press release announcing the results of its third quarter 2001. A copy of the press release is filed as an exhibit to this report and is incorporated in this report by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION ANDEXHIBITS.

              (c) Exhibits

                  Exhibit No.                           Description
                  -----------                           ------------
                    99.1                     Press Release of October 23, 2001

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NABORS INDUSTRIES, INC.


Date: October 23, 2001                 By: /s/ Anthony G. Petrello
                                          --------------------------------------
                                           Anthony G. Petrello
                                           President and Chief Operating Officer

                                  EXHIBIT INDEX



                   Exhibit No.                           Description
                  -----------                           ------------
                    99.1                     Press Release of October 23, 2001




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